SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.



$1,500,000.00                                                  January 14, 2005
                                                        Los Angeles, California

      FOR VALUE RECEIVED, VITROTECH CORPORATION, a Nevada corporation (the "COMPANY"), promises to pay to the order of VITROBIRTH, LLC (the "INVESTOR") or its registered assigns, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 11%, per annum, simple interest and computed on the basis of the actual number of days elapsed and a year of 360 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) December 31, 2006 (which may be extended by the Company to December 31, 2007 if there has been no Event of Default, by delivery of notice to Investor on or before December 31, 2006) (the "MATURITY DATE"); or (ii) when such amounts are declared due and payable by the Investor or made automatically due and payable upon or after (A) the occurrence of an Event of Default (as defined below), (B) the liquidation or dissolution of the Company or any of its Subsidiaries (as defined below), (C) any merger, consolidation, reorganization or other business combination involving the Company or any of its Subsidiaries, in which the stockholders of the Company or any of its Subsidiaries immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction, (D) the sale of all, or substantially all, of the assets of the Company or any of its Subsidiaries, (E) the sale of voting securities of the Company to any person (or group of persons acting in concert), other than HJG Partnership and 1568931 Ontario Ltd. pursuant to existing written agreements which have been delivered to Investor prior to January 14, 2005 (and that are not modified or amended on or after January 14, 2005, without Investor's prior written consent), that results in such person (or group of persons) (together with their affiliates) owning more than 50% of the outstanding voting securities of the Company, or (F) the sale of voting securities of any of the Subsidiaries to any person (or group of persons acting in concert) without Investor's prior written consent.

      This Note is issued pursuant to the Note and Warrant Purchase Agreement (as amended, modified or supplemented, the "NOTE PURCHASE AGREEMENT") dated as of even date herewith between the Company and the Investor.

      THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY, AMONG OTHER THINGS, A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") DATED AS OF THE DATE HEREOF AND EXECUTED BY COMPANY FOR THE BENEFIT OF THE INVESTOR. ADDITIONAL RIGHTS OF INVESTOR ARE SET FORTH IN THE SECURITY AGREEMENT.

      The following is a statement of the rights of the Investor and the conditions to which this Note is subject, and to which the Investor, by the acceptance of this Note, agrees:

      1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

            (A) "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of California are authorized to be closed.

            (B) "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

            (C) "COMPANY" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of Company under this Note.

            (D) "COMPANY NOTE" means the Note issued pursuant to the Note Purchase Agreement.

            (E) "DATE OF ORIGINAL ISSUE" means January 14, 2005, the date of issuance of the Note by the Company under the Note Purchase Agreement.

            (F) "EVENT OF DEFAULT" has the meaning given in Section 5 hereof.

            (G) "FINANCIAL STATEMENTS" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

            (H) "GAAP" shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

            (I) "INVESTOR" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note. A reference to a Lien of Investor or a security agreement executed in favor of Investor shall be deemed to include a Lien granted to a collateral agent on behalf of Investor and a security agreement executed in favor of a collateral agent on behalf of Investor, respectively.

            (J) "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

            (K) "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Company or any of its Subsidiaries; (b) the ability of Company or any of its Subsidiaries to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or
(c) the rights and remedies of Investor under this Note, the other Transaction Documents or any related document, instrument or agreement.

            (L) "NOTE PURCHASE AGREEMENT" has the meaning given in the introductory paragraph hereof.

            (M) "OBLIGATIONS" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note, the Note Purchase Agreement and the other Transaction Documents, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

            (N) "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

            (O) "SECURITY DOCUMENTS" has the meaning given in the Note Purchase Agreement.

            (P) "SUBSIDIARY" OR "SUBSIDIARIES" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by Company, (c) any other entity included in the financial statements of Company on a consolidated basis.

            (Q) "TRANSACTION DOCUMENTS" shall have the meaning given that term in the Note Purchase Agreement.

      2. INTEREST. Accrued interest on this Note shall be payable the on the last business day of each month until the outstanding principal amount hereof shall be paid in full at maturity, with the first such payment due on February 28, 2005.

      3. PREPAYMENT. This Note may not be prepaid as a whole or in part at any time prior to the Maturity Date.

      4. CERTAIN COVENANTS.

            (A) Information Rights: Notices. Company shall furnish to Investor the following:

                  (i) Monthly Financial Statements. Within thirty (30) days after the last day of each month, a copy of the Financial Statements of Company for the preceding calendar month and for the fiscal year to date, certified by the chief financial officer or controller of Company to present fairly the financial condition, results of operations and other information presented therein and to have been prepared in accordance with GAAP consistently applied, subject to normal year end adjustments and except that no footnotes need be included with such Financial Statements;

                  (ii) Annual Financial Statements. Within ninety (90) days after the close of each fiscal year of Company, (A) copies of the audited Financial Statements of Company for such year, audited by nationally recognized independent certified public accountants, (B) copies of the unqualified opinions and management letters delivered by such accountants in connection with such Financial Statements, and (C) a report containing a description of projected business prospects (including capital expenditures) and management's discussion and analysis of financial condition and results of operation of Company and its Subsidiaries; provided, however, a "going concern" qualification shall not be a breach of this Section 4(a)(ii);

                  (iii) SEC Reports. As soon as possible and in no event later than five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by Company with the Securities and Exchange Commission and all reports, proxy statements and financial statements sent or made available by Company to its shareholders generally; and

                  (iv) Notice of Defaults. Promptly upon the occurrence thereof, written notice of the occurrence of any Event of Default hereunder

            (B) Conflicting Provisions. To the extent that any provision the Note Purchase Agreement conflicts with any provision of Section 4(a) immediately above, the provision of the Note Purchase Agreement shall control.

      5. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Transaction
Documents:

            (a) Failure To Pay(a). Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note or any other Transaction Document on the date due and such payment shall not have been made within five (5) days of Company's receipt of Investor's written notice to Company of such failure to pay; or

            (b) Breaches of Covenants. Company or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents (other than those specified in Sections 5(a)) and (i) such failure shall continue for ten
(10) days after written notice thereof is delivered to the Company; or

            (c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company or any of the other parties to any of the Transaction Documents (other than Investor) to Investor in writing in connection with this Note or any of the other Transaction Documents, or as an inducement to Investor to purchase this Note and enter into the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

            (d) Other Payment Obligations. The Company or any of its Subsidiaries shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness to be paid by such Person (excluding this Note and the other Transaction Documents (which default is addressed by Section 5(a) above) but including any other evidence of indebtedness of Company or any of its Subsidiaries to Investor (other than the indebtedness specified on Schedule 1 to the Initial Note (as that term is defined in the Note Purchase Agreement)) and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder thereof to cause, indebtedness in an aggregate amount of Fifty Thousand Dollars ($50,000) or more to become due prior to its stated date of maturity; or

            (e) Voluntary Bankruptcy or Insolvency Proceedings. Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature (other than the indebtedness specified on Schedule 1 to this Note), (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

            (f) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

            (g) Judgments. One or more judgments for the payment of money in an amount in excess of Fifty Thousand Dollars ($50,000) in the aggregate, outstanding at any one time, shall be rendered against Company or any of its Subsidiaries (or any combination thereof) and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

            (h) Transaction Documents. Any Transaction Document or any material term thereof shall cease to be, or be asserted by any party thereto (other than the Investor) not to be, a legal, valid and binding obligation of any party thereto enforceable in accordance with its terms or if the Liens of Investor in any of the assets of Company, its Subsidiaries or any other party to the Security Documents shall cease to be or shall not be valid, first priority perfected Liens or Company, any Subsidiary or any other party to the Transaction Documents shall assert that such Liens are not valid, first priority and perfected Liens; or

            (i) Material Adverse Effect. One or more conditions exist or events have occurred which could reasonably indicate, or reasonably result in, a Material Adverse Effect; or

            (j) Schedule 1 Indebtedness. Holders of at least $50,000 of indebtedness set forth on Schedule 1 hereto (individually or in the aggregate) demand or otherwise attempt to cause payment of such indebtedness from the Company or any of the Company's Subsidiaries.

      6. RIGHTS OF INVESTOR UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5(f) or 5(g) hereof) and at any time thereafter during the continuance of such Event of Default, the Investor may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5(f) or 5(g) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

      7. CONVERSION.

            (A) Voluntary Conversion. At any time, and from time to time, the Investor may, at its sole and exclusive option, convert all or any part of the principal and accrued interest outstanding under this Note into fully paid and nonassessable shares of Common Stock of the Company at a conversion price per share of Common Stock equal to $0.12, subject to adjustment as provided in
Section 8 hereof (the "CONVERSION PRICE").

            (B) Mechanics and Effect Of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of the Company issuing any fractional shares to the Investor, the Company shall pay to the Investor the amount of outstanding principal that is not so converted in cash. On partial conversion of this Note, the Company shall issue to the Investor (i) the shares of Common Stock into which a portion of this Note is converted and
(ii) a new senior secured convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section 7, the Investor shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Investor at such principal office a certificate or certificates for the number of shares of Common Stock, to which the Investor shall be entitled upon such conversion (bearing such legends as are required by the Note Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Investor is entitled upon such conversion under the terms of this Note. Upon full conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note.

            (C) Reservation Of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of capital stock of the Company as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

            (D) Payment Of Expenses And Taxes On Conversion. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates and new promissory notes pursuant to this Section 7 hereof, except that, in the event such stock certificates or new promissory notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or certificates or new promissory notes, shall be paid by the holder hereof to the Company at the time of delivering this Note to the Company upon conversion.

      8. CONVERSION PRICE ADJUSTMENTS.

            (A) Adjustment For Stock Splits And Combinations. If the Company shall at any time or from time to time after the Date of Original Issue effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Company shall at any time or from time to time after the Date of Original Issue combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

            (B) Adjustment For Common Stock Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 8(b) to reflect the actual payment of such dividend or distribution.

            (C) Adjustments For Other Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Investor shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Investor would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 8 with respect to the rights of the Investor or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

            (D) Adjustment For Reclassification, Exchange And Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 8), then in any such event the Investor shall have the right thereafter to convert this
Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

            (E) Sale Of Shares Below Conversion Price.

                  (i) If at any time or from time to time after the Date of Original Issue, the Company issues or sells, or is deemed by the provisions of clause (iii) of this Section 8(e) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Section 8, for an Effective Price (as hereinafter defined) less than the then effective Conversion Price, then and in each such case the then existing Conversion Price shall be reduced as of the close of business on the date of such issue or sale to a price equal to the lowest such Effective Price.

                  (ii) For the purpose of making any adjustment required under this Section 8(e):

            (A) "Additional Shares Of Common Stock" means all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, or capital stock of the Company issued upon the exercise or conversion of Convertible Securities outstanding on the Date of Original Issue, other than shares of Common Stock issued or issuable:

                  (1) to employees, officers or directors of the Company, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Company's Board of Directors and issued pursuant to a registration on, and in strict conformity with the eligibility requirements of, Form S-8; or

                  (2) to consultants of the Company, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Company's Board of Directors and issued pursuant to a registration on, and in strict conformity with the eligibility requirements of, Form S-8; or

                  (3) to 1568931 Ontario Ltd. in connection with its conversion of that certain $70,000 loan (and related warrant for 1,400,000 shares) to the Company dated September 24, 2004, convertible (or exercisable) at $0.05 per share; or

                  (4) to Atlas Equities in connection with its conversion of that certain $300,000 loan to the Company dated July 9, 2004, that has a default conversion price of $0.10 per share.

            (B) "Aggregate Consideration Received" by the Company for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock or Convertible Securities.

            (C) "Convertible Securities" means stock or other securities (including options, warrants and other rights) of the Company ultimately convertible into or exercisable for shares of Common Stock.

            (D) "Effective Price" of Additional Shares of Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 8(e), into the Aggregate Consideration Received, or deemed to have been received by the Company for such issue under this Section 8(e), for such Additional Shares of Common Stock.

                  (iii) For the purpose of making any adjustment to the Conversion Price required under this Section 8(e), if the Company issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Conversion Price then in effect, the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that:

            (A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

            (B) if the minimum amount of consideration payable to the Company upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced;

            (C) if the minimum amount of consideration payable to the Company upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the conversion of Convertible Securities; and

            (D) no further adjustment of the Conversion Price, adjusted or subject to adjustment upon the issuance of such Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities, unless the actual Aggregate Consideration Received is different than that previously deemed to be received prior to such issuance. If the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of this Note.

            (F) Certificate Of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Investor at the Investor's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (G) Notices Of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Investor at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

            (H) No Impairment. The Company shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the Investor against dilution or other impairment as provided herein.

      9. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Sections 11 and 12 hereof, the rights and obligations of the Company and the Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

      10. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Investor.

      11. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE ON CONVERSION HEREOF. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Investor will give written notice to Company prior thereto, describing briefly the manner thereof, and if made within two (2) years from the date of this Note shall be accompanied by a written opinion of Investor's counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, Company, as promptly as practicable, shall notify Investor that Investor may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for Investor, or other evidence, is not reasonably satisfactory to Company, Company shall so notify Investor promptly after such determination has been made. The Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of Company as provided in the Note Purchase Agreement. Prior to presentation of this Note for registration of transfer, Company shall treat the registered Investor hereof as the owner and Investor of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and Company shall not be affected by notice to the contrary.

      12. ASSIGNMENT BY THE COMPANY. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Investor.

      13. TREATMENT OF NOTE. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      14. NOTICES. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note Purchase Agreement, or at such other address or facsimile number as Company shall have furnished to Investor in writing. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

      15. PAYMENT. Payment shall be made in lawful tender of the United States.

      16. DEFAULT RATE; USURY. During any period in which an Event of Default has occurred and is continuing, Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal to the rate otherwise applicable hereunder plus five percent (5%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

      17. EXPENSES; WAIVERS. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

      18. GOVERNING LAW; EXCLUSIVE JURISDICTION; JURY WAIVER. THIS NOTE AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS NOTE TO THE LAW OF ANOTHER JURISDICTION. IN THE EVENT OF ANY DISPUTE AMONG OR BETWEEN ANY OF THE PARTIES TO THIS NOTE ARISING OUT OF THE TERMS OF THIS NOTE, THE PARTIES HEREBY CONSENT TO THE

EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR RESOLUTION OF SUCH DISPUTE, AND AGREE NOT TO CONTEST SUCH EXCLUSIVE JURISDICTION OR SEEK TO TRANSFER ANY ACTION RELATING TO SUCH DISPUTE TO ANY OTHER JURISDICTION. THE COMPANY AND THE INVESTOR FURTHER AGREE THAT PERSONAL JURISDICTION OVER IT MAY BE EFFECTED BY SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL ADDRESSED AS PROVIDED IN SECTION 13 OF THIS NOTE, AND THAT WHEN SO MADE SHALL BE AS IF SERVED UPON IT PERSONALLY WITHIN THE STATE OF CALIFORNIA. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE.

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.



                                        VITROTECH CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:  Glenn Easterbrook
                                            Title: Chief Executive Officer

                                   SCHEDULE 1

                             DELINQUENT INDEBTEDNESS


Description of Indebtedness         Principal Amount           Description of Delinquency
----------------------------      --------------------      -------------------------------------

9/1/99 Notes                         $    608,428           Principal and interest are
                                                            delinquent; contingent interest on
                                                            original principal amount of
                                                            $5,000,000 is delinquent

3/19/01 Notes                           1,659,187           Principal and interest are
                                                            delinquent; contingent interest on
                                                            original principal amount of
                                                            $5,000,000 is delinquent

4/22/02 Notes                           2,967,044           Principal, interest and contingent
                                                            interest are delinquent

2/24/03 Notes                           1,937,000           Interest and contingent interest
                                                            are delinquent

Other contingent interest                 700,000           Principal, interest and contingent
notes                                                       interest are delinquent

Convertible debentures/                   700,000           Principal and interest are
notes (RP Capital, Padnos,                                  delinquent
Richardson, Mandel
and Atlas Equity)

Line of credit (1568931
Ontario)                                1,790,000           Interest is delinquent